UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 15, 2015 (Date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23189	41-1883630
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

14701 Charlson Road, Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

(952) 937-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) C.H. Robinson Worldwide, Inc. (Nasdaq: CHRW) announced that, on May 15, 2015, Mike Short, 45, had been named President of its Global Forwarding division, effective immediately.

Short replaces Stéphane Rambaud, the former President of C.H. Robinson’s Global Forwarding division. Rambaud’s final day of employment at C.H. Robinson was May 15, 2015.

A copy of the press release issued by the company in connection with the above is attached as exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated May 18, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Ben G. Campbell

Ben G. Campbell
Chief Legal Officer and Secretary

Date: May 18, 2015

Exhibit Index

Exhibit No.	Description	Manner of Filing

99.1	Press Release dated May 18, 2015	Filed Electronically